2013 First-Quarter Results April 18, 2013 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the first-quarter of 2013 and comparing them to the same period in 2012 ● References to PMI volumes refer to PMI shipments ● Industry volume and market shares are the latest data available from a number of internal and external sources ● Organic volume refers to volume excluding acquisitions ● Net revenues exclude excise taxes ● Operating Companies Income, or “OCI”, is defined as operating income before general corporate expenses and the amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs ● Data tables showing adjustments to net revenues and OCI for currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures are at the end of today’s webcast slides, which are also posted on our web site

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products with the potential to reduce the risk of smoking-related diseases; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2012. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 2013 EPS Guidance ● Business fundamentals continue to be solid ● Good momentum in key markets and segments ● Increased currency volatility: at prevailing exchange rates, we now forecast approximately 19 cents per share unfavorability for the full year ● New reported diluted EPS guidance for 2013 is $5.55 to $5.65, compared to $5.17 in 2012 ● On a currency-neutral basis, the new guidance continues to reflect a growth rate of approximately 10% to 12%, compared to adjusted diluted EPS of $5.22 in 2012 ● This is fully in line with our mid to long-term currency- neutral annual growth target Source: PMI forecasts

5 Difficult Volume Comparison in Q1, 2013 ● Organic cigarette volume declined by 2.1%, excluding the Philippines: - Difficult comparison with prior year’s 5.3% organic volume increase - Reversal of trade inventory build-ups that occurred in Q4, 2012 - Continued economic crisis in the EU ● PMI achieved organic cigarette volume growth, excluding the Philippines, in the Asia and EEMA Regions Source: PMI Financials

3.2 2.9 8.8 0 10 Net Revenues Adjusted OCI Adjusted Diluted EPS Growth (Q1, 2013 vs. Q1, 2012) Solid First-Quarter 2013 Financial Results 6 (%) (a) (a) (b) (a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials

Pricing Remains Key Driver of Income Performance 7 ● Since October 2012, PMI has increased prices across a wide range of markets ● New prices announced in Germany ● Favorable pricing environment is backed by our strong, broad brand portfolio and a generally rational tax environment 369 531 0 600 Q1, 2012 Q1, 2013 ($ million) Pricing Variance Note: Variances at OCI level Source: PMI Financials

Continued Market Share Growth Momentum 8 (a) Excluding China and the Philippines Source: PMI estimates 37.4 38.1 Regional PMI Market Shares (%) 21.1 21.0 23.6 23.8 35.7 37.6 Q1 2012 Q1 2013 +0.7pp +0.2pp +1.9pp EU Asia(a) EEMA LA&C Q1 2012 Q1 2013 Q1 2012 Q1 2013 Q1 2012 Q1 2013 (0.1)pp

Marlboro: Solid Share Performance in Q1, 2013 9 (a) Excluding China and the Philippines Source: PMI estimates 18.0 18.7 Marlboro Market Shares (%) 5.2 5.1 7.0 7.0 14.3 15.1 Q1 2012 Q1 2013 +0.7pp (0.1)pp +0.8pp Q1 2012 Q1 2013 Q1 2012 Q1 2013 Q1 2012 Q1 2013 +0.0pp ─ EU Asia(a) EEMA LA&C

9.3 9.8 Q1, 2012 Q1, 2013 (a) YTD February Note: Kaz. is Kazakhstan, Turk. is Turkey, Ukr. is Ukraine and Saudi is Saudi Arabia Source: PMI Financials, PMI estimates and Nielsen Parliament: Continued Growth in Q1, 2013 10 6.6 3.1 8.3 3.1 0.9 8.0 3.3 9.3 3.4 1.4 Kaz. Russia Turk. Ukr. Saudi Total Volume (units billion) Q1, 2012 Q1, 2013 Market Shares (%) (a) (a) (a) +5.4%

21.3 22.2 Q1, 2012 Q1, 2013 L&M: EEMA Region Driving Growth in Q1, 2013 11 (a) YTD February Source: PMI Financials, PMI estimates and Nielsen 7.1 2.5 20.0 14.8 2.6 22.1 Egypt Russia Saudi Arabia Market Shares (%) +4.3% Q1, 2012 Q1, 2013 (a) Total Volume (units billion)

EU Region: Volume Impacted by the Economic Crisis 12 ● Cigarette industry volume declined by 10.5% in Q1, 2013, driven by increased unemployment and weak consumer purchasing power ● Q1, 2013 cigarette volume decline exacerbated by: - Unfavorable trade inventory movements - Fewer selling days (no leap year) - Difficult comparison (Q1 was strongest quarter in 2012) - Consumer down-trading to fine cut - Growth of illicit trade ● We forecast a rate of decline in cigarette industry volume in 2013 broadly in line with last year Note: Fine cut includes make your own (MYO), MYO volume tobacco and roll your own (RYO) Source: PMI estimates and PMI forecasts

Source: PMI estimates 37.4 38.1 Q1, 2012 Q1, 2013 EU Region: PMI Gained Cigarette Share in Q1, 2013 13 +0.7pp PMI Cigarette Share (%) PMI Cigarette Share Variance (pp) (Q1, 2013 vs. Q1, 2012) (3.2) (1.6) (1.2) (0.9) 0.2 0.2 0.4 0.5 0.6 1.9 2.8 2.8 Hungary Netherlands Finland Portugal Denmark Baltics Greece Italy Poland France Germany Spain

(0.0)pp Source: PMI estimates EU Region: Strong PMI Brand Performance 14 18.0 18.7 EU Region Cigarette Shares (%) 6.6 6.6 3.5 3.7 1.6 1.9 Q1 2012 Q1 2013 +0.7pp +0.2pp +0.3pp Marlboro L&M Chesterfield Philip Morris Q1 2012 Q1 2013 Q1 2012 Q1 2013 Q1 2012 Q1 2013 #1 #1 #2 #2 #7 #6 #16 #11 Ranking ─

Source: PMI estimates (in-market sales) 2.1% 7.6% Industry PMI EU Region: Further PMI Gains in Fine Cut Category 15 48% Incremental Fine Cut Industry Volume (Q1, 2013 vs. Q1, 2012) PMI Fine Cut Volume Growth (Q1, 2013 vs. Q1, 2012)

Note: VAT stands for value added tax Source: PMI estimates ● Q1, 2013 cigarette industry volume declined by 9.5%: - Lower consumer purchasing power - Incidence of illicit trade has doubled ● Cigarette volume decline rate should moderate if no VAT increase in July ● PMI business fundamentals are strong with share gains in cigarettes and fine cut, behind Marlboro Italy: Robust PMI Performance Despite Economic Downturn 16 24.7 25.6 5.3 1.2 1.9 24.9 20.8 3.5 3.6 12.8 12.0 2.1 4.2 10.4 10.1 52.6 53.2 27.2 30.5 Q1 2012 Q1 2013 Q1 2012 Q1 2013 Cigarettes Fine Cut Chesterfield Total PMI Other International Philip Morris Diana Marlboro +0.6pp +3.3pp PMI Market Shares (%)

Germany: Strong Marlboro Performance 17 ● Cigarette industry volume declined by 6.6% in Q1, 2013, though underlying decline was 2.8% ● Fine cut industry volume increased by 1.2% in Q1, 2013 ● Strong performance of Marlboro in cigarette and fine cut categories ● We have announced a €0.20 per 19 cigarettes price increase across our portfolio Source: PMI estimates 11.2 10.5 20.8 22.3 1.0 1 35.9 36.1 Q1 Q2 Q3 Q4 Q1 2013 2012 Total PMI Marlboro L&M PMI Cigarette Shares (%)

57.5 59.1 Q1, 2012 Q1, 2013 18 Asia Region: PMI Volume Growth Outside the Philippines PMI Organic Volume Growth (%)(a) (a) Excluding the Philippines Source: PMI Financials +2.8%

Source: PMI Financials and PMI estimates 4.9 5.0 13.6 14.4 7.6 7.2 2.9 4.1 4.3 4.5 34.9 36.3 Q1 2012 Q1 2013 Indonesia: Continued PMI Volume and Share Expansion 19 +1.4pp Marlboro Sampoerna A Dji Sam Soe Sampoerna Kretek U Mild Other Total PMI ● PMI volume grew by 4.9% in Q1, 2013 ● PMI share growth driven by premium Sampoerna A and mid-price U Mild ● Industry volume up by 0.8% in Q1, 2013, reflecting comparison with 13.9% surge in Q1, 2012 ● Full-year industry volume growth forecast at around 5-6% PMI Market Shares (%)

Source: Tobacco Institute of Japan and PMI Financials Japan: Solid Marlboro Performance 20 ● Industry volume declined by 3.2% in Q1, 2013. We forecast a full-year underlying decline of around 2% ● PMI volume increased by 6.9% in Q1, 2013, reflecting favorable distributor inventory movements ● Solid Marlboro performance offset by the impact on Lark and the Philip Morris brand of intense competitive activities ● Lark Ice Mint 5 and 1 (natural mint 100mm capsule variants) launched in March ● Marlboro W-Burst 5 (innovative double capsule menthol variant) to be launched in May 25.6 28.0 27.7 27.5 Q1 2011 Q1 2012 Q4 2012 Q1 2013 PMI Market Share (%)

● New tax law as of January 2013: ● We increased recommended retail prices of key brands by 60-70% ● PMI volume down by 42.5% in Q1, 2013, reflecting consumer and trade reactions, as well as a surge in illicit sales ● Industry volume forecast to decline by 20-25% in full-year 2013 Source: The Philippines Bureau of Internal Revenue, PMFTC Inc., PMI Financials, PMI estimates, Nielsen and PMI Market Research Philippines: Disruptive Excise Tax Increase Tax Tier Net Retail Price (PHP/pack) Share of Total Market 2012 New Law 2012 2013 2014 2015 2016 2017 2018 onwards 1 > 11.50 35% 12 25 27 28 29 30 +4% annually 2 ≤ 11.50 65% 2.72 12 17 21 25 Excise Tax (PHP/pack) Old Law 21

# EEMA Region: Continued Robust PMI Volume Growth

PHILIP MORRIS INTERNATIONAL



PMI Volume Variance (Q1, 2013 vs. Q1, 2012)
25.9%
North Africa & Levant
6.1%
Middle East
2.6%
Eastern Europe
1.4%
EEMA Region
Other
(5.4)%
Turkey
(17.4)%

Note: North Africa includes Algeria, Egypt, Libya, Morocco and Tunisia. Levant includes Jordan, Lebanon and the Palestine Authority Area (PAA). The Middle East includes Bahrain, Iraq, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates (UAE) and Yemen
Source: PMI Financials

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Note: Exchange rate as of January 1, 2013. 1 USD = 30.56 RUB Source: PMI estimates, PMI Financials, Nielsen and Bloomberg Russia: Higher Margins Through Pricing 23 ● Estimated industry volume decline of 5.5% in Q1, 2013 should moderate to around 3% for full-year ● PMI volume increased by 1.8% in Q1, 2013, reflecting favorable timing of shipments ● PMI share stable at 26.2% YTD February – Parliament, L&M, Bond Street and Next are growing RUB/pack USD/pack January 2012 January 2013 January 2013 Parliament 72 82 $2.68 Marlboro 60 70 $2.29 Chesterfield 42 52 $1.70 L&M 34 43 $1.41 Bond Street 31 40 $1.31 Optima 24 33 $1.08 26.2 26.2 YTD February 2012 YTD February 2013 PMI Market Share (%)

# Turkey: Major Distortions in Q1, 2013

PHILIP MORRIS INTERNATIONAL

- Reversal of Q4, 2012 trade inventory build-up distorted industry and PMI volumes in Q1, 2013
- Full-year underlying industry volume expected to be relatively stable
- PMI share up slightly YTD Feb, 2013:
  - *Parliament* and *Muratti* growing in premium and mid-price
  - Low-price *L&M* and *Lark* unfavorably impacted by the lower prices of competing brands at the bottom end of the market



PMI Market Share (%)
44.6
+0.1pp
44.7
17.4
Premium
18.2
6.5
Mid
6.8
20.7
Low
19.7
YTD February 2012
YTD February 2013

Source: PMI estimates, PMI Financials, PMI forecasts and Nielsen

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25 We Expect to Deliver Strong Results in 2013 ● We believe we should be able to generate organic cigarette volume growth, excluding the Philippines ● We expect to again achieve the financial targets in our annual growth algorithm ● Our new reported diluted EPS guidance of $5.55 to $5.65 continues to reflect a growth rate of approximately 10% to 12% excluding currency, compared to our 2012 adjusted diluted EPS of $5.22 ● We anticipate strong free cash flow growth, excluding currency, in 2013 ● We remain committed to generously rewarding our shareholders while judiciously investing in the business Note: Free cash flow is defined as net cash provided by operating activities less capital expenditures Source: PMI forecasts

Questions & Answers 2013 First-Quarter Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 27 2012 Reported Diluted EPS 5.17$ Adjustments: Asset impairment and exit costs 0.03 Tax item 0.02 Adjust iluted EPS 5.22$

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
**For the Quarters Ended March 31,**
($ in millions)
(Unaudited)

| 2013 Reported Net Revenues | 2013 Less Excise Taxes | 2013 Reported Net Revenues excluding Excise Taxes | 2013 Less Currency | 2013 Reported Net Revenues excluding Excise Taxes & Currency | 2013 Less Acquisitions | 2013 Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions | | 2012 Reported Net Revenues | 2012 Less Excise Taxes | 2012 Reported Net Revenues excluding Excise Taxes | % Change in Reported Net Revenues excluding Excise Taxes: Reported | % Change: Reported excluding Currency | % Change: Reported excluding Currency & Acquisitions |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| $ 6,523 | $ 4,553 | $ 1,970 | $ 27 | $ 1,943 | $ - | $ 1,943 | European Union | $ 6,470 | $ 4,417 | $ 2,053 | (4.0)% | (5.4)% | (5.4)% |
| 4,423 | 2,380 | 2,043 | 10 | 2,033 | - | 2,033 | EEMA | 4,069 | 2,234 | 1,835 | 11.3% | 10.8% | 10.8% |
| 5,251 | 2,461 | 2,790 | (121) | 2,911 | - | 2,911 | Asia | 5,177 | 2,400 | 2,777 | 0.5% | 4.8% | 4.8% |
| 2,330 | 1,549 | 781 | (19) | 800 | - | 800 | Latin America & Canada | 2,306 | 1,523 | 783 | (0.3)% | 2.2% | 2.2% |
| $ 18,527 | $ 10,943 | $ 7,584 | $ (103) | $ 7,687 | $ - | $ 7,687 | PMI Total | $ 18,022 | $ 10,574 | $ 7,448 | 1.8% | 3.2% | 3.2% |

| 2013 Reported Operating Companies Income | 2013 Less Currency | 2013 Reported Operating Companies Income excluding Currency | 2013 Less Acquisitions | 2013 Reported Operating Companies Income excluding Currency & Acquisitions | | 2012 Reported Operating Companies Income | % Change in Reported Operating Companies Income: Reported | % Change: Reported excluding Currency | % Change: Reported excluding Currency & Acquisitions |
|---|---|---|---|---|---|---|---|---|---|
| $ 938 | $ (12) | $ 950 | $ - | $ 950 | European Union | $ 1,030 | (8.9)% | (7.8)% | (7.8)% |
| 935 | (3) | 938 | - | 938 | EEMA | 810 | 15.4% | 15.8% | 15.8% |
| 1,342 | (103) | 1,445 | - | 1,445 | Asia | 1,407 | (4.6)% | 2.7% | 2.7% |
| 254 | (4) | 258 | - | 258 | Latin America & Canada | 237 | 7.2% | 8.9% | 8.9% |
| $ 3,469 | $ (122) | $ 3,591 | $ - | $ 3,591 | PMI Total | $ 3,484 | (0.4)% | 3.1% | 3.1% |

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# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions

**For the Quarters Ended March 31,**

($ in millions)

(Unaudited)

| 2013 | | | | | | | | 2012 | | | % Change in Adjusted Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Less Currency | Adjusted Operating Companies Income excluding Currency | Less Acquisitions | Adjusted Operating Companies Income excluding Currency & Acquisitions | | Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Adjusted | Adjusted excluding Currency | Adjusted excluding Currency & Acquisitions |
| $ 938 | $ - | $ 938 | $ (12) | $ 950 | $ - | $ 950 | European Union | $ 1,030 | $ - | $ 1,030 | (8.9)% | (7.8)% | (7.8)% |
| 935 | - | 935 | (3) | 938 | - | 938 | EEMA | 810 | - | 810 | 15.4% | 15.8% | 15.8% |
| 1,342 | (3) | 1,345 | (103) | 1,448 | - | 1,448 | Asia | 1,407 | - | 1,407 | (4.4)% | 2.9% | 2.9% |
| 254 | - | 254 | (4) | 258 | - | 258 | Latin America & Canada | 237 | (8) | 245 | 3.7% | 5.3% | 5.3% |
| **$ 3,469** | **$ (3)** | **$ 3,472** | **$ (122)** | **$ 3,594** | **$ -** | **$ 3,594** | **PMI Total** | **$ 3,484** | **$ (8)** | **$ 3,492** | **(0.6)%** | **2.9%** | **2.9%** |

| 2013 | | | | | | | | 2012 | | | % Points Change | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Adjusted Operating Companies Income excluding Currency | Net Revenues excluding Excise Taxes & Currency[(a)] | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income excluding Currency & Acquisitions | Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)] | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions | | Adjusted Operating Companies Income | Net Revenues excluding Excise Taxes[(a)] | Adjusted Operating Companies Income Margin | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions |
| $ 950 | $ 1,943 | 48.9% | $ 950 | $ 1,943 | 48.9% | European Union | $ 1,030 | $ 2,053 | 50.2% | (1.3) | (1.3) |
| 938 | 2,033 | 46.1% | 938 | 2,033 | 46.1% | EEMA | 810 | 1,835 | 44.1% | 2.0 | 2.0 |
| 1,448 | 2,911 | 49.7% | 1,448 | 2,911 | 49.7% | Asia | 1,407 | 2,777 | 50.7% | (1.0) | (1.0) |
| 258 | 800 | 32.3% | 258 | 800 | 32.3% | Latin America & Canada | 245 | 783 | 31.3% | 1.0 | 1.0 |
| **$ 3,594** | **$ 7,687** | **46.8%** | **$ 3,594** | **$ 7,687** | **46.8%** | **PMI Total** | **$ 3,492** | **$ 7,448** | **46.9%** | **(0.1)** | **(0.1)** |

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended March 31, (Unaudited) 30 2013 2012 % Change Reported Diluted EPS 1.28$ 1.25$ 2.4% Adjustments: Asset impairment and exit costs - - Tax item 0.01 - Adjuste iluted EPS 1.29$ 1.25$ 3.2% Less: Currency impact (0.07) Adjusted Diluted EPS, excluding Currency 1.36$ 1.25$ 8.8%

April 18, 2013 2013 First-Quarter Results